UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): June 24, 2008

Primal Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-46494	36-4170318
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

19732 MacArthur Boulevard
Suite 100
Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (949) 260-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 24, 2008, Primal Solutions, Inc. ("Primal" or the "Company") mailed to its stockholders of record its proxy materials in connection with the forthcoming 2008 Annual Meeting of Stockholders to be held on August 5, 2008 (the "Annual Meeting").  Because Primal does not have a class of its securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), it is not required to "file" its proxy materials with the Securities and Exchange Commission (the "SEC") pursuant to the requirements of the Exchange Act.

At the Annual Meeting, stockholders of record will be asked to vote, either in person or by proxy, on the (1) election of a Board of Directors and (2) ratification of the appointment of Haskell & White LLP as the Company's independent auditors for the fiscal year ending December 31, 2008.

The information set forth above is qualified in its entirety by the Proxy Statement, a copy of which is attached as an exhibit to this Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, not shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits
Exhibit No.	Description of Exhibit
99.1	Proxy Materials, including Proxy Statement, of Primal Solutions, Inc. in connection with the Company's 2008 Annual Meeting of Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primal Solutions, Inc.
(Registrant)

Date: June 27, 2008	By:	/s/ Joseph R. Simrell
		Name:	Joseph R. Simrell
		Title:	Chief Executive Officer, Chief
Financial Officer and President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Proxy Materials, including Proxy Statement, of Primal Solutions, Inc. in connection with the Company's 2008 Annual Meeting of Stockholders